                                CASH TRANSACTIONS


                            CABCO TR FOR J.C. PENNEY

September 1, 2000                     Receipt of Interest on
                                      J.C. Penney 7.625%                             $2,007,281.25

September 1, 2000                     Funds Disbursed to
                                      Holders of CABCO
                                      Trust Certificates                             $2,007,281.25